1 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED FIRST AMENDMENT TO STATEMENT OF WORK NO. 1 - DEVICE This First Amendment to Statement of Work No. 1 - Device (this “Amendment”) dated as of September 20, 2024 (the “Amendment Effective Date”) is entered into by and between Xeris Pharmaceuticals, Inc., a company existing under the laws of Delaware, with an office at 1375 West Fulton Street, Suite 1300, Chicago, IL 60607, United States (hereinafter “Customer”), and SHL Pharma LLC, a company existing under the laws of Florida, with an office at 588 Jim Moran Boulevard, Deerfield Beach, FL 33442, United States (hereinafter “SHL”). Customer and SHL are referred to herein individually as a “Party” and collectively as the “Parties”. RECITALS WHEREAS, SHL and Customer are Parties to an Amended and Restated Product Supply Agreement effective as of January 30, 2023 (as amended, modified, or supplemented from time to time, the “Agreement”) and to the Statement of Work No. 1 - Device dated January 30, 2023 (the “SOW 1”); and WHEREAS, the Parties desire to amend SOW 1, in particular the second bullet of Section 7(a) and Section 7(e) to update certain references to the Facility located in Deerfield Beach, Florida to the Facility located in Pompano Beach, Florida. NOW THEREFORE, in consideration of the mutual covenants and conditions herein, the Parties agree to amend SOW 1 as follows: TERMS AND CONDITIONS 1. Capitalized terms used but not defined in this Amendment shall have the respective meanings ascribed to such terms in the Agreement and SOW 1. 2. The second bullet of Section 7(a) of SOW 1 is deleted in its entirety and replaced by the following: Exhibit 10.3

2 “For purposes of Section 6.1 of the Agreement and this SOW, “delivery” shall mean delivery of the Devices by SHL Taiwan to the Facility located in Pompano Beach, Florida [***] (Incoterms® 2020); provided, however, that SHL shall bear the risk of loss to the Devices while such Devices are in transit between its Facilities in Pompano Beach and Deerfield Beach. Pursuant to Section 9.2 of the Agreement, invoices for Devices will be issued upon the delivery of such Devices.” 3. Section 7(e) of SOW 1 is deleted in its entirety and replaced by the following: “Delivery of the Device All Devices and samples are delivered by SHL [***] SHL Facility at Pompano Beach, Florida (Incoterms® 2020). Title and risk of loss and damages to the Devices shall transfer to Customer upon such delivery; provided, however, that SHL shall bear the risk of loss to the Devices while such Devices are in transit between its Facilities in Pompano Beach and Deerfield Beach. For the avoidance of doubt, Section 7.4 of the Agreement governs the incoming inspection, potential defect of the Devices, and the remedy therefor.” 4. All references in SOW 1 to the “Agreement” or “SOW 2” shall mean the Agreement or SOW 2, each as amended, modified or supplemented from time to time. 5. All other terms of the Agreement and SOW 1 shall remain in full force and effect. To the extent any provision of the Agreement or SOW 1 conflicts with any provision of this Amendment, this Amendment shall control. 6. If a court or other tribunal of competent jurisdiction should hold any term or provision of this Amendment to be excessive, invalid, void, or unenforceable, the offending term or provision shall be deleted, and if possible, replaced by a term or provision which, so far as practicable achieves the legitimate aims of the Parties. Any invalidity or unenforceability of any article or provision of this Amendment shall not affect the remainder of the Amendment. 7. The failure of either Party to require performance by the other Party of any of that other Party’s obligations hereunder shall in no manner affect the right of such Party to enforce the same at a later time. No waiver by any

3 Party hereto of any condition, or of the breach of any provision, term, representation or warranty contained in this Amendment shall be deemed to be or construed as a further or continuing waiver of any such condition or breach, or of any other condition or of the breach of any other provision, term, representation, or warranty hereof. 8. Sections 21, 22 and 24 of the Agreement shall apply to this Amendment directly as if incorporated herein, mutatis mutandis. 9. This Amendment sets forth all intentions, understandings, covenants, promises, warranties, representations, conditions, rights and obligations of the Parties and supersedes all previous and contemporaneous agreements, understandings, negotiations and proposals relating to the subject matter hereof. No subsequent modifications or amendments to this Amendment shall be binding upon the Parties unless reduced in writing and signed by the respective authorized officers of the Parties. 10. This Amendment may be executed in one or more counterparts, each of which when executed and delivered will be deemed an original and all of which together will constitute one and the same agreement. A signed copy of this Amendment delivered by facsimile, e-mail or other means of electronic transmission is deemed to have the same legal effect as delivery of an original signed copy of this Amendment. 11. The Parties agree that this Amendment may be electronically signed and that the electronic signatures appearing on this Amendment are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility. (Signature page follows)

4 IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Amendment as of the Amendment Effective Date. SHL Pharma LLC Xeris Pharmaceuticals, Inc. By: /s/ Kimberlee Steele Name: Kimberlee Steele Title: Managing Director, North America By: /s/ John P. Shannon Name: John P. Shannon Title: CEO